Merger - Schedule of Acquired Purchased Credit Impaired Loans Receivable (Detail) - GNB Financial Services Inc [Member] $ in Thousands	Sep. 18, 2021 USD ($)
Business Acquisition [Line Items]
Contractual principal and interest at merger	$ 8,509
Nonaccretable difference	(2,716)
Expected cash flows at merger	5,793
Accretable yield	(409)
Fair value of purchased credit impaired loans	$ 5,384